EXHIBIT 10.31.5

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                           DATED 23RD DECEMBER, 2003
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                           TARRANT COMPANY LIMITED (1)
                                       AND
                               MARBLE LIMITED (2)
                                       AND
                         TRADE LINK HOLDINGS LIMITED (3)
                                 (AS BORROWERS)

                                       AND

                UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                                   (AS AGENT)
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                             FIFTH DEED OF VARIATION
                                       TO
                      SYNDICATED LETTER OF CREDIT FACILITY
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                              BARLOW LYDE & GILBERT
                                   24TH FLOOR
                            NINE QUEEN'S ROAD CENTRAL
                                    HONG KONG
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


THIS DEED is made the 23rd day of December, 2003.

BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4)      UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "AGENT").

WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "FACILITY AGREEMENT" such expression shall include the same as from time to time amended, supplemented or modified) entered into on 13th June 2002 by and between the Borrowers and the Beneficiaries, the Agent (in its capacity as the Issuer) agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under a Deed of Variation to the Facility Agreement (the "FIRST DEED OF VARIATION") entered into on 26th February, 2003 by and between the Borrowers and the Agent, the parties thereto agreed to vary the terms of the Facility Agreement as set out in the First Deed of Variation.

(C)      Under a  further  Deed of  Variation  to the  Facility  Agreement  (the
         "SECOND DEED OF VARIATION") entered into on 19th May, 2003 by and between the Borrowers and the Agent, the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Second Deed of Variation.

(D) Under a further Deed of Variation to the Facility Agreement (the "THIRD DEED OF VARIATION") entered into on 2nd June, 2003 by and between the Borrowers and the Agent, the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Third Deed of Variation.

(E)      Under a  further  Deed of  Variation  to the  Facility  Agreement  (the
         "FOURTH DEED OF VARIATION") entered into on 18th June, 2003 by and between the Borrowers and the Agent, the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Fourth Deed of Variation.


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


(F) The Borrowers have requested the Agent, and the Agent (in its capacity as the Issuer) has agreed in principle, to the amendment of the financial covenants and undertakings as hereinafter set out.

(G) The parties hereto have therefore agreed, pursuant to Clause 23 of the Facility Agreement, to vary the terms of the Facility Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:-

1.       DEFINITIONS AND INTERPRETATION

         Words and phrases which are not defined or construed in this Deed of Variation but which are defined or construed in the Facility Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of Variation and the Facility Agreement, the terms of this Deed of Variation shall prevail. References to clause numbers are to those clauses in the Facility Agreement, unless indicated otherwise.

2.       VARIATION

2.1 The parties hereto hereby agree that the Facility Agreement shall be varied in the following manner:-

         2.1.1 By the deletion in its entirety of Clause 10.4 of the Facility Agreement, and the substitution therefor with the following:

                  "10.4    FINANCIAL RATIOS

                           EACH OF THE BORROWERS SHALL ENSURE THAT, AT ALL TIMES, THE FINANCIAL CONDITION OF TAG AND THE GROUP (ON A CONSOLIDATED BASIS), MEASURED ON A QUARTERLY BASIS, SHALL BE SUCH THAT:

                           10.4.1 TANGIBLE NET WORTH: TANGIBLE NET WORTH SHALL BE NOT LESS THAN THE FOLLOWING AMOUNTS ON THE FOLLOWING DATES:

                                    DATE                    TANGIBLE NET WORTH
                                    ---------------------   --------------------
                                    30TH SEPTEMBER, 2003    US$65,000,000
                                    31ST DECEMBER 2003      US$65,000,000
                                    ---------------------   --------------------

                           10.4.2 FIXED CHARGE COVERAGE: THE RATIO OF (I) EBITDA TO (II) CASH INTEREST EXPENSE AS AT THE FOLLOWING DATES, CALCULATED ON EACH SUCH DATE USING THE RESULTS ON THE DATE OF THE FISCAL QUARTER SPECIFIED BELOW AND THE LAST DAY OF EACH OF THE THREE IMMEDIATELY PRECEDING FISCAL QUARTERS, SHALL EXCEED THE RATIO SPECIFIED BELOW:

                                    DATE                    RATIO
                                    ---------------------   --------------------
                                    30TH SEPTEMBER, 2003    0.75:1
                                    31ST DECEMBER 2003      0.74:1
                                    ---------------------   --------------------


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                           10.4.3   TOTAL LEVERAGE RATIO: THE RATIO OF (I) TOTAL
                                    LIABILITIES  TO (II)  TANGIBLE  NET WORTH ON
                                    THE DATES  SPECIFIED  BELOW SHALL NOT EXCEED
                                    THE CORRESPONDING RATIO SPECIFIED BELOW:

                                    DATE                    RATIO
                                    ---------------------   --------------------
                                    30TH SEPTEMBER, 2003    3:1
                                    31ST DECEMBER, 2003     2.55 : 1
                                    ---------------------   --------------------

                           ALL AS CALCULATED BY REFERENCE TO THE ACCOUNTING INFORMATION (THE "RELEVANT ACCOUNTING INFORMATION") MOST RECENTLY DELIVERED UNDER THIS AGREEMENT BEING
                           (I) THE ANNUAL AUDITED FINANCIAL STATEMENTS DELIVERED UNDER CLAUSE 10.2.1 AND (II) EACH SET OF MANAGEMENT ACCOUNTS (AS CONSOLIDATED FOR THE RELEVANT FISCAL QUARTER) DELIVERED UNDER CLAUSE 10.2.2.

                           10.4.4 TO THE EXTENT THAT ANY FINANCIAL INFORMATION FOR THE CALCULATION OF THE FOREGOING FINANCIAL RATIOS IS IN MEXICAN PESOS, THE BORROWERS ACKNOWLEDGE THAT A FIXED EXCHANGE OF 10.4176 MEXICAN PESOS TO 1 UNITED STATES DOLLARS SHALL BE APPLIED."


3.       GENERAL

3.1      The parties hereto hereby acknowledge and confirm that:-

         3.1.1 the terms of the Facility Agreement as varied and amended in accordance with this Deed of Variation shall remain in full force and effect; and

         3.1.2 neither the obligations of any Borrower nor the rights and remedies of the Agent under the Facility Agreement, any Security Document or any other Finance Document or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Facility Agreement in accordance with this Deed of Variation.

3.2 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

3.3 This Deed of Variation shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.



IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first above written.


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THE BORROWERS


THE COMMON SEAL of              )
TARRANT COMPANY LIMITED         )
was hereunto affixed            )
in the presence of:             )


--------------------------
DIRECTOR


--------------------------
DIRECTOR/SECRETARY




THE COMMON SEAL of              )
MARBLE LIMITED                  )
was hereunto affixed            )
in the presence of:             )


--------------------------
DIRECTOR


--------------------------
DIRECTOR/SECRETARY




THE COMMON SEAL of              )
TRADE LINK HOLDINGS LIMITED     )
was hereunto affixed            )
in the presence of:             )


--------------------------
DIRECTOR


--------------------------
DIRECTOR/SECRETARY


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THE AGENT


SIGNED for and on behalf of     )
UPS CAPITAL GLOBAL              )
TRADE FINANCE CORPORATION       )
by:                             )
in the presence of:             )             _____________________________
                                              SIGNATURE


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WITNESS


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